Exhibit 99.5
Item 15. Exhibits and Financial Statement Schedules
(a) The following documents are filed as part of this report:
(1) FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
Consolidated Statements of Operations for each of the three years in the period ended November 30, 2009
Consolidated Balance Sheets as of November 30, 2009 and 2008
Consolidated Statements of Shareholders’ Deficit and Comprehensive Income (Loss) for each of the three years in the period ended November 30, 2009
Consolidated Statements of Cash Flows for each of the three years in the period ended November 30, 2009
Notes to Consolidated Financial Statements
(2) FINANCIAL STATEMENT SCHEDULES
     The following financial statement schedule is filed as part of this Annual Report on Form 10-K. All other financial statement schedules have been omitted because they are either not applicable, not required by the instructions, or because the required information is either incorporated herein by reference or included in the financial statements or notes thereto included in this report.
GENCORP INC.
SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS
(In millions)

	Balance at	Charged to		Balance at
	Beginning of	Costs and		End of
	Period	Expenses	Deductions(1)	Period
Allowance for doubtful accounts (current and noncurrent):
Year ended November 30, 2009	$—	$—	$—	$—
Year ended November 30, 2008	0.3	—	0.3	—
Year ended November 30, 2007	$31.6	$0.2	$31.5	$0.3

(1)	During fiscal 2007, the Company entered into an earnout and seller note repayment agreement with American Pacific Corporation (see Note 12 in Notes to Consolidated Financial Statements).

		Tax		Tax
		Valuation		Valuation
		Allowance		Allowance
		Charged to		Credited to
	Balance at	Income	Charged	Income	Balance at
	Beginning of	Tax	to Other	Tax	End of
	Period	Provision	Accounts	Provision	Period
Tax Valuation Allowance (1):
Year ended November 30, 2009	$187.7	$155.8	$(0.4)	$(98.0)	$245.1
Year ended November 30, 2008	190.6	19.7	(1.0)	(21.6)	187.7
Year ended November 30, 2007	$205.4	$10.0	$14.1	$(38.9)	$190.6

(1)	As adjusted (See Note 1(b) in Notes to Consolidated Financial Statements).

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